Loss per share (Tables)	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Summary of Loss for Year	The table presents the loss for the year ended December 31, 2025, 2024, and 2023, respectively (in USD thousands, except shares and loss per share):

	Year ended December 31,
	2025	2024	2023
Net loss attributed to shareholders	$(78,999)	$(62,493)	$(78,981)
Weighted average number of shares in issue	67,539,835	66,062,205	64,750,886
Basic and diluted loss per share	$(1.17)	$(0.95)	$(1.22)